UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): January 23, 2007

0-32923
(Commission file number)

FINANCIAL MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	33-0198542
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2355 Main Street, Suite 120 Irvine, CA 92614	(949) 486-3990
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events
Item 8.01 Publishing of Research Report; Issuance of Press release

(a)
The Company retained Harbinger Research, LLC, a New York based equity research firm to prepare a research report on the Company. The Company participated in the report. The report was published on the Harbinger web site, www.harbingerresearch.com, on January 22, 2007.

(b)
On January 23, 2007, the Company issued a press release announcing the publishing of a research report on the Company, which was completed and published by Harbinger Research, LLC, a New York based equity research firm.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 99.1   Press Release dated January 23, 2007
Exhibit 99.2   Research report by Harbinger research, LLC dated January 22, 2007 (attached as PDF reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Media Group, Inc.

Date: January 25, 2007	/s/ ALBERT AIMERS
Albert Aimers
Chief Executive Officer